UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 6, 2026

LendingTree, Inc.

(Exact name of registrant as specified in charter)

Delaware	001-34063	26-2414818
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1415 Vantage Park Dr., Suite 700, Charlotte, NC	28203
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (704) 541-5351

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	TREE	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 6, 2026, the board of directors of LendingTree, Inc. (the “Company”) appointed Ian Smith, QuoteWizard.com, LLC’s (“QuoteWizard”) Senior Vice President, Insurance, as Chief Operating Officer of the Company. QuoteWizard is a subsidiary of LendingTree, LLC (“LendingTree”).

Ian Smith, 43, has served as the Senior Vice President of Insurance since 2023, where he led LendingTree’s insurance marketplace, driving strategy, operations, and growth across the segment. Mr. Smith is known for his operational discipline and strategic perspective. In this role, he has focused on aligning teams, technology, and execution to deliver results and support LendingTree’s continued expansion. Mr. Smith joined QuoteWizard in 2005 and has played a central role in QuoteWizard’s evolution over nearly two decades. He helped transform QuoteWizard from a fast-growing startup into one of the leading online insurance comparison platforms in the U.S. Following its acquisition by LendingTree, Mr. Smith was instrumental in integrating the business into LendingTree’s broader financial ecosystem and strengthening QuoteWizard’s position in the Insurtech space. As the Chief Operating Officer, Mr. Smith will oversee company-wide operations with a focus on driving execution, performance, and scalable growth across the business. In this role, he will partner closely with leadership teams across the organization to align strategy, operations, and customer experience, ensuring LendingTree continues to operate efficiently while advancing its long-term priorities.

Mr. Smith will receive a base salary of $400,000 per year, effective January 1, 2026, and may be entitled to an annual bonus with a target amount equal to 60% of his base salary. In addition, Mr. Smith may be entitled to receive an annual equity award at the Company’s sole discretion.

There are no family relationships between Mr. Smith and any of our directors or executive officers. Except as set forth herein, there is no arrangement or understanding between Mr. Smith and any other persons pursuant to which Mr. Smith was appointed an executive officer of the Company. There are no related party transactions involving Mr. Smith that are reportable under Item 404(a) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press release dated January 9, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 9, 2026

LENDINGTREE, INC.

By:	/s/ Heather Enlow-Novitsky
Heather Enlow-Novitsky
General Counsel & Corporate Secretary

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